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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 29, 2005

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                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

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           Delaware                   001-11967            11-3170868
 (State or other jurisdiction of     (Commission         (IRS Employer
 incorporation or organization)      File Number)     Identification No.)

          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (516) 327-3000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEMS 1 THROUGH 7 NOT APPLICABLE.

ITEM 8.01.   OTHER EVENTS.

     On August 29, 2005, Astoria Financial Corporation (the "Company") issued a press release stating that it has entered into an outsourcing agreement with Dovenmuehle Mortgage, Inc., a mortgage loan servicing company located in Schaumberg, Illinois. The full text of the press release is included herein as exhibit 99.1

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     The following Exhibit is filed as part of this report:

     Exhibit 99.1 Press release dated August 29, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ASTORIA FINANCIAL CORPORATION


                                               By: /s/ Alan P. Eggleston
                                                   -----------------------------
                                                   Alan P. Eggleston
                                                   Executive Vice President,
                                                   Secretary and General Counsel

Dated: August 29, 2005

                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
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   99.1     Press release dated August 29, 2005.